Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
On November 9, 2012, the Company entered into a definitive Stock Purchase Agreement to purchase all of the issued and outstanding shares of Consorcio Comex, S.A. de C.V. (Comex) for an aggregate purchase price of approximately $2.34 billion, including assumed debt. However, on July 17, 2013, the Federal Competition Commission of Mexico (Commission) informed the Company that the acquisition of Comex was not authorized. The Company appealed the Commission's decision. On September 16, 2013, the Stock Purchase Agreement was amended and restated to extend the date by which the agreement can be terminated by either party to March 31, 2014. Additionally, the Stock Purchase Agreement was amended to reflect a revised purchase price of approximately $2.25 billion. On October 29, 2013, the Commission informed the Company that the Company's appeal relating to its pending acquisition of Comex's Mexico business was denied and the acquisition is not authorized. The Company is currently reviewing the Commission's decision and is considering all options, including whether to refile with the Commission. Comex is a leader in the paint and coatings market in Mexico with headquarters in Mexico City. Also on September 16, 2013, the Company entered into a new definitive Stock Purchase Agreement and completed the acquisition of Comex's U.S./Canada business for an aggregate consideration paid of $74,941, net of cash acquired. The Company has engaged an independent valuation firm to value the assets of the acquired business. Substantially all of the valuation firm's work has been completed, and the Company has recorded the appropriate adjustments. Once the valuation firm's work is finalized, the Company will record any remaining necessary adjustments. The acquisition resulted in the recognition of goodwill and intangible assets. The U.S./Canada business of Comex focuses on the manufacture and sale of paint and paint-related products through retail service centers under various proprietary brands. The acquisition of the U.S./Canada business of Comex strengthens the ability of the Paint Stores Group and Consumer Group to serve customers in key geographic markets.
Effective December 18, 2012, the Company acquired Jiangsu Pulanna Coating Co., Ltd. (Pulanna). Headquartered in Changzhou, China, Pulanna is a leading automotive refinishes coatings manufacturer in China. The acquisition strengthens the Global Finishes Group's established presence in China and its ability to serve automotive customers around the world.
Effective June 1, 2012, the Company acquired Geocel Holdings Corporation. Geocel manufactures innovative caulks, sealants and adhesives specially designed for tough construction and repair applications in commercial, residential, industrial and transport non-automotive markets. Geocel has operations in both the United States and United Kingdom. The acquisition strengthens the Consumer Group’s sealant and adhesive market position.
The aggregate consideration paid for Pulanna and Geocel was $99,242, net of cash acquired. Both acquisitions resulted in the recognition of goodwill and intangible assets. See Note 4.
The completed acquisitions above have been accounted for as purchases and their results of operations have been included in the consolidated financial statements since the date of acquisition.
The following unaudited pro-forma summary presents consolidated financial information as if the U.S./Canada business of Comex, Pulanna and Geocel had been acquired at the beginning of 2012. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2012 or the future results of operations of the combined companies under ownership and operation of the Company.

	2013	2012
Net sales	$10,540,181	$10,101,502
Net income	725,774	594,632
Net income per common share:
Basic	7.13	5.80
Diluted	6.98	5.68